Building a high-performing, growth-focused, sterile injectable CDMO Jefferies Global Healthcare Conference November 2025

2 Fiscal Year Change On August 1, 2025, our Board of Directors approved a change in the Company’s fiscal year that ended on the last Sunday of May to a fiscal year that corresponds with the calendar year, ending on December 31st, effective for the fiscal period beginning May 26, 2025, and ending December 31, 2025 (the “Fiscal Year Change”). The Fiscal Year Change is applied on a prospective basis and does not adjust operating results for prior periods. For more information regarding the Fiscal Year Change, please refer to our Quarterly Report on Form 10- Q for the quarterly period ended September 30, 2025, which has been filed with the Securities and Exchange Commission (“SEC”) and is available on our website at www.lifecore.com and at www.sec.gov. References in this presentation to “FY 2025” refer to our prior fiscal year ending on May 25, 2025, and references in this presentation to “transition period” refer to the approximately seven-month period from May 26, 2025, through December 31, 2025. For more information regarding results for this period, please refer to our filings with the SEC, including, but not limited to, the Annual Report on Form 10-K for the year ended May 25, 2025, available on our website at www.lifecore.com and at www.sec.gov.

3 Important Information Regarding Forward-Looking Statements This presentation includes forward-looking statements regarding future events and our future results that are subject to the safe harbor created under the Private Securities Litigation Reform Act of 1995 and other safe harbors under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements, among other things, relate to the Company’s three-pronged growth strategy; growth drivers and expected levels of our organic growth; our business profile; production capacity; commercial demand; potential of our late stage pipeline; our sales and marketing strategy; the scalability of our business; the efficiency and productivity of our organization; our regulatory capabilities; the size and growth of markets we serve; the impact of our investment in development and commercial initiatives; financial guidance and targets, including timing of revenues and adjusted EBITDA and margins; our ability to manage costs and to achieve our financial goals; operating leverage; and ability to maintain relationships or business levels with CDMO commercial partners and develop additional commercial and development partnerships. Words such as "anticipate", "believe", "estimate“, "expect", "project“, "plan", "intend", “believe”, "may", “might”, “will”, “should”, “can have”, “likely”, “potential”, “could”, “goal”, “objective”, “upcoming”, “predict” and similar expressions are used to identify forward-looking statements in this presentation. The forward-looking statements in this presentation are only predictions. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Factors that could cause the company’s actual outcomes to differ materially from those expressed in or underlying these forward-looking statements include, but are not limited to, the timing and amount of future expenses, revenue, Adjusted EBITDA, cash flow and capital requirements, and timing and availability of and the need for additional financing; our ability to maintain or expand our relationships with our current customers, including the impact of changes in demand for the products we manufacture for our customers; our ability to grow and diversify our business with new customers, including the potential loss of development customers if they do not receive required funding or regulatory approvals or for other reasons; our ability to comply with terms of our Series A Preferred instrument and covenants under our credit agreements and to pay required interestand principal payments when due; our ability to raise additional capital for ongoing needs, including through equity financing, debt financing, collaborations, strategic alliances or licensing arrangements; the impact of macroeconomic events or circumstances on our operations and financial performance, including inflation, tariffs, interest rates, social unrest and global instability; the performance of our third-party suppliers; pharmaceutical industry market forces that may impact our customers’ success and continued demand for the products we produce for those customers; our ability to recruit or retain key scientific, technical, business development, and management personnel and our executive officers; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including current Good Manufacturing Practice, or cGMP; the outcome and cost of existing and any new litigation or regulatory proceedings; and other risks and uncertainties discussed in our filings with the Securities and Exchange Commission including, but not limited to, the Annual Report on Form 10-K for the year ended May 25, 2025 (the “2025 10-K”), available on our website at www.lifecore.com and at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. Any historical or projected financial information contained in this presentation are not intended to be indicative of future financial results. The events and circumstances reflected in these forward-looking statements, may not be achieved or occur, and actual results could differ materially from those projected in the forward-lookingstatements. Undue reliance should not be placed on the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors could emerge from time to time, and it is not possible for our management to predict all uncertainties that the Company may face.

4 Non-GAAP Financial Measures This presentation contains non-GAAP financial information including Adjusted EBITDA. The Company has included a reconciliation of Adjusted EBITDA to net (loss) income, the most directly comparable financial measure calculated in accordance with GAAP. We define Adjusted EBITDA as net (loss) income as determined under GAAP excluding (i) interest expense, net of interest income, (ii) income tax expense (benefit), (iii) depreciation and amortization, (iv) stock-based compensation, (v) change in fair value of debt derivatives, (vi) financing fees (non-interest), (vii) loss on sale or disposal of assets, (viii) reorganization costs, (ix) restructuring (recoveries) costs, (x) franchise tax equivalent to income tax, (xi) contract cancellation costs, (xii) loss (income) from discontinued operations, (xiii) stockholder activist settlement costs, and (xiv) start-up costs. See slide entitled “Reconciliation of Non-GAAP Financial Measures” in this presentation for the company’s definition of Adjusted EBITDA for the fiscal year ended May 25, 2025, and for the 2025 transition period (from May 26, 2025, to December 31, 2025) and reconciliations thereof to net (loss) income for each such period. The company has disclosed these non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP. These non-GAAP financial measures exclude/include certain items that are included in the company’s results reported in accordance with GAAP because we believe they are not reflective of our core operations or indicative of our ongoing operations. Management believes these non-GAAP financial measures provide useful additional information to investors about trends in the company’s operations and are useful for period-over-period comparisons. Management uses Adjusted EBITDA, in addition to GAAP financial measures, to monitor trends in the company’s operations, understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, and as a measure of performance for compensation decisions. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP financial measures may not be the same as similar measures provided by other companies due to the potential differences in methods of calculation and items being excluded/included. These non- GAAP financial measures should be read in conjunction with the company’s consolidated financial statements presented in accordance with GAAP.

Lifecore at a Glance

Fully integrated CDMO offering development and fill/finish of sterile injectable pharmaceuticals

Approx.
400
Employees
Inclusive, Performance-Driven Culture

Founded in 1965

Leader in Sodium Hyaluronate (HA)

Global Regulatory Capabilities



Strong Business Profile

$128.9M FY 2025 Revenue	**$19.5M** FY 2025 Adj. EBITDA*	**15%** FY 2025 Adj. EBITDA Margin*
248,000 Sq. Ft. Facility	**20+** Commercial Products	**$300M** Annual Production Capacity**

- Non-GAAP Measure. See disclaimers on slides 2, 3 & 4, and “Reconciliation of Non-GAAP Financial Measures” slide

** The estimate was based on historical fiscal year 2025 revenues, projected development pipeline, and new business pricing, volume and other assumptions.

5

Lifecore BIOMEDICAL

Campus Overview

248,000 sqft — State-of-the-art facilities, within 2 square miles

~400 Employees

Site 1 – HQ (Lyman Blvd.)
150,000 sqft



Manufacturing Operations
- Sodium hyaluronate manufacturing (fermentation)
- Drug and medical device formulation and filling
- Secondary packaging
- Microbiology and analytical quality control laboratories
- Warehousing: 6,400 ft^2 CRT; 1,500 ft^2 cooler
- Distribution

Development Operations
- Pilot laboratory

Site 2 (Lakeview Drive)
78,000 sqft



Manufacturing Operations
- Final packaging
- Warehousing: 16,400 ft^2 CRT; 4,000 sqft cooler
- Distribution
- Quality control laboratory
- Particulate lab

Development Operations
- Analytical development laboratory

Site 3 (Shelby Court)
20,000 sqft



Manufacturing Operations
- Receipt, inspection, and warehousing of raw materials and components
- 10,000 ft^2 CRT; 1,795 ft^2 cooler
- Storage and distribution of finished goods
- Potential for future expansion (120,000 ft^2 available)

6

Lifecore BIOMEDICAL

7 Executing Our Strategy to Drive Sustainable Growth Strong commercial foundation with long-term customer relationships High-potential late-stage development pipeline representing significant future recurring revenue opportunity Revamped commercial strategy positioned to drive impactful growth over the mid- to long-term Disciplined cost structure approach designed to unlock additional value via organizational efficiency, strategic investments, and enhanced procurement Experienced and proven leadership team with deep expertise in the CDMO industry

8 Financial Highlights Recent Developments • Ongoing preparation for existing commercial customer demand in 2027 including new HA specification for Asian market and completion of Aseptic stability batches • Four new programs signed with new customers during fiscal transition period, including one late state GLP-1 program, one commercial site transfer and two early-stage programs • Ended September 2025 with over $42.5 million in liquidity, including cash of $18.9 million and availability under our revolver of $23.6 million • Significant improvement in SG&A expenses with $6.4 million thru September 2025 of the transition period and $8.8 million expected for full seven- month transition period • Improved workforce productivity in manufacturing by more than 20% over the past 18 months Fiscal 2025 Financial Results 7-month Transition Period 2025 Guidance $128.9M Revenues +0.5% vs FY24 $38.7M Net Loss $19.5M Adjusted EBITDA* -$0.7M vs FY24 $74 - $76M Revenues $19.8 - $17.8M Net Loss $12 - $14M Adjusted EBITDA* * Non-GAAP measure. See disclaimers on slides 2, 3 & 4, and “Reconciliation of Non-GAAP Financial Measures” slide

9 We Serve Large and Growing Markets with Strong Tailwinds Global Injectable CDMO $10B Market1 +10% CAGR Acceleration of US-based Manufacturing Global CDMO $120B Market1 +8% CAGR 50%+ of Annual US Drug Approvals are Injectables2 GLP-1 $47B Market3 Expected to Increase 10X 1. Jefferies September 2024 PBOA - 8th Annual Meeting Uncovering Life Sciences Investment Trends /J. Miller October 2024 – Outsourcing Includes drug product (finished dose form), drug substance (active pharmaceutical ingredients (API) 2. William Blair Equity Research August 2024 – Percent of FDA Approvals for 2023 and YTD as of July 31, 2024 3. Markets and Markets July 2024- GLP-1 Analogues Market Size, Share & Trends 2032

10 $90M Invested over Previous Five Years • Significant growth CapEx complete – enables execution of mid-term plan • State-of-the-art, 5-head isolator filler – ~100% increase in annual production capacity* – Full isolator technology, state-of-the-art containment – Significantly expanded available capacity – Broad capability: vials, syringes & cartridges – Strengthens compliance – ~25 million annual unit production capacity * Based on estimates derived from internal testing and historical capacity data. Significant Investment in Capabilities Supporting Growth

11 The Lifecore Difference: Why We Win and Why They Stay Technical Expertise Decades of proven experience in complex injectables Integrated Model Development to commercialization Quality Multi-compendial regulatory system

12 Aggressive and Achievable Growth Strategy • Strong commercial foundation • High-potential late-stage development pipeline • Revamped commercial strategy • Disciplined cost structure approach • Experienced and proven leadership team Targeting 12% Revenue CAGR and Adjusted EBITDA Margins of 25%+ in Mid-Term

Mid-Term and Long-Term Revenue Outlook

Revenue growth driven by maximization of existing customer base, portfolio commercialization, and new business



$300M[1]
New Business
Portfolio Commercialization
Expansion of existing commercial contracts
~12% CAGR
$178M-$205M
$129M

	FY 2025	Mid-Term	Long-Term
Available Capacity	45M Units	45M Units	45M Units
Capacity Utilization	20%	~40%	~100%

FOCUSED ON MAXIMIZING UTILIZATION OF AVAILABLE CAPACITY

The information provided is as of August 7, 2025, and is for illustrative purposes only; the growth cycle may not be achieved. Based on estimates derived from internal testing and historical capacity data.

13

14 ~15% 25%+ FY 2025 Mid-Term Adj. EBITDA Margin Adj. EBITDA Margin Reduction in operating expenses Expansion of existing commercial contracts Portfolio commercialization New business Operating leverage Efficiency and Revenue Growth Drive Margin Improvement For illustrative purposes only, timing, estimates, assumptions and the actual growth of adjusted EBITDA may vary significantly; we may not be able to manage our costs and achieve our anticipated financial goals. The information provided is as of November 2024 and is illustrative only, the growth cycle may not be achieved.

Executing Three-Pronged Growth Strategy Maximizing Existing Customer Business Advancing Programs Towards Commercialization Driving New Business 15

MAXIMIZING EXISTING CUSTOMER BUSINESS 1

Fill & Finish: Pathway to Doubling Commercial Demand


Commercial Unit Projection
~2x
Today
Minimum Guaranteed Commitments
New Growth
Mid-Term

- Significant inflection point expected from total demand in 2027
- Largest customer's injectable unit demand projected to more than double in 2027
- Potential upside to contractual minimums

16

The information provided is as of August 2025 and is illustrative only, the growth cycle may not be achieved.

Lifecore BIOMEDICAL

ADVANCING PROGRAMS TOWARDS COMMERCIALIZATION 2

Strong, Diverse Pipeline

Total Pipeline Represents[1]

$150M - $200M

in Incremental Commercial Revenue Potential

Active Projects


Late Stage:
12
Early-Mid Stage:
20

- Impactful commercial revenue potential over the mid- and long-term
- Strong development project pipeline: vials and syringes
- Diversification across broad customer base

1. Assumes full realization of management's estimates as of November 2025 for annual commercial revenue potential from pipeline projects at peak sales. Information presented is not risk and probability adjusted and the actual revenue realization may vary significantly. This does not assume new customer additions or attrition. Projects are defined as individual drugs or devices for which Lifecore provides development services; as of November 2025

17
Lifecore BIOMEDICAL

ADVANCING PROGRAMS TOWARDS COMMERCIALIZATION 2

Late-Stage Development Portfolio: Impactful Revenue Potential[1]

Customer	Product Type	2026	2027	2028	2029	2030
Specialty Pharma	Med Device					
Specialty Pharma*	BLA					
Large Pharma	Med Device					
Specialty Pharma	NDA					
Specialty Pharma	Med Device					
Specialty Pharma	Med Device					
Specialty Pharma	Med Device					
Large Pharma	NDA					
Specialty Pharma	BLA					
Specialty Pharma	NDA					
Specialty Pharma	NDA					
Specialty Pharma	NDA					


Estimated Annual Revenue Potential[1]
$10MM +
$5MM - $10MM
< $5MM

*Large Pharma company retains commercial rights to product

1. Assumes full realization of management's estimates for annual commercial revenue potential from pipeline projects as of November 2025 at peak sales (not risk-adjusted). Information presented depicts anticipated launch year and is not risk and probability-adjusted.

18

Lifecore BIOMEDICAL

19 Attracting New High-Value Business Leveraging state-of-the-art capabilities Strategically expanding target market Upgrading sales/marketing strategy and talent D R I V I N G N E W B U S I N E S S • Increase in quality and quantity of business development pipeline • Added 9 new business wins in last 12 months • Recent addition of late stage GLP-1 program and impactful commercial site transfer • Expansion into other indication areas beyond traditional focus in ophthalmology

20 Key Takeaways High-Growth Market Expected to Increase by 100% by 2030 Capital Investments Enable Clear Path to Scale Experienced Leadership & Exceptional Track Record of Success Aggressive and Achievable Growth Strategy of Both Top and Bottom Line

Reconciliation of Non-GAAP Financial Measures

(in thousands)		Twelve months ended May 25, 2025	Seven-month period May 26, 2025 to December 31, 2025 (estimate)	
Net loss (GAAP)	$	(38,717)	$(18,400)	$(16,400)
Interest expense, net		21,835	15,400	
Income tax expense (benefit)		43	400	
Depreciation and amortization		8,027	5,000	
Stock-based compensation		10,158	5,500	
Change in fair value of debt derivatives		(409)	1,400	
Financing fees (non-interest)		643	-	
Loss on sale or disposal of assets		7,729	-	
Reorganization costs (a)		10,481	2,600	
Restructuring costs (a)		(1,747)	-	
Franchise tax equivalent to income tax		178	100	
Stockholder activist settlement (a)		1,260	-	
Adjusted EBITDA	**$**	**19,481**	**$ 12,000**	**$ 14,000**

To supplement the company's financial results determined by U.S. generally accepted accounting principles ("GAAP"), the company has disclosed in the table below the following non-GAAP information about Adjusted EBITDA.[1]

Adjusted EBITDA is net (loss) income as determined under GAAP excluding (i) interest expense, net of interest income, (ii) provision for income tax expense (benefit) , (iii) depreciation and amortization on property, plant, and equipment, (iv) stock-based compensation, (v) change in fair value of debt derivatives, (vi) financing fees (non-interest), (vii) reorganization costs, (viii) restructuring costs, (ix) franchise tax equivalent to income tax, and (x) stockholder activist settlement costs.

The company believes that non-GAAP financial measures, such as Adjusted EBITDA, are helpful in understanding its business as it is useful to investors in allowing for greater transparency of supplementation information used by management. Adjusted EBITDA is used by investors, as well as management, in assessing the company's performance. Non-GAAP financial measures should be considered in addition to, but not as substitute for, reported GAAP results. Further, non-GAAP financial measures, even if similarly titled, may not be calculated in the same manner by all companies, and therefore should not be compared.

Lifecore announced that it will be moving its fiscal year end to align with the calendar year, effective for the December 31, 2025, calendar period. The table shows the reconciliation of an estimated range of Net loss for the approximately seven-month transition period from May 26 through December 31, 2025.

(a) We previously estimated reorganization, restructuring, stockholder activist settlement costs to be $3.3 million, which we now estimate will be $2.6 million for the Seven-month period ending December 31, 2025.

Reorganization costs include costs not expected to be incurred on a normalized basis associated with Lifecore becoming a stand-alone entity, divestitures, legal expenses related to legacy matters, restatements of financial statements and change in auditors.

Restructuring costs are related to board approved actions consisting primarily of employee severance, lease cost of exited facilities, and costs associated with divested businesses.

21

1. See disclaimers and important information on Slides 2, 3 & 4

Lifecore BIOMEDICAL

Thank you